November 2019

Forward Looking Statements and Non - GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and risks related to Ashford Inc.’s ability to complete the acquisition of Remington’s hotel management business on the proposed terms. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Ashford Hospitality Trust Advantages INVESTMENT FOCUS Portfolio consists primarily of upper upscale full-service hotels Provide an integrated value- add approach to optimize ASSET MANAGEMENT Widespread initiatives designed operating performance and to enhance operational maximize shareholder returns performance AFFILIATE COMPANIES Provide competitive advantage intended to maximize value of our hotels CAPITAL IMPLEMENTATION Financial expertise proven over multiple cycles 3

Management Team

Proven Experience











Jeremy Welter
Chief Operating Officer

- 14 years of hospitality experience
- 9 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS

Deric Eubanks
Chief Financial Officer

- 19 years of hospitality experience
- 16 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA

Douglas Kessler
Chief Executive Officer/President

- 36 years of real estate & hospitality experience
- 16 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA

J. Robison Hays
Chief Strategy Officer

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB

Robert Haiman
EVP, General Counsel

- 15 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

- **Skilled in hospitality**
- **Capable of complex analysis**
- **Disciplined strategy execution**
- **Motivated by insider ownership**

4

Insider Ownership “Think and Act L ike Owners” 20% 18% 17.4% 16% 14.3% 14% 12% 10.6% 10% 8% 6.5% 6% 3.8% 3.6% 4% 2.3% 1.7% 1.6% 2% 1.3% 1.1% 1.0% 0.9% 0.5% 0% (1) (1) AHT BHR HT APLE Peer Avg. CLDT INN RLJ XHR PEB HST SHO DRH PK #1 4.6x $60M Aligned Management Team(2) More insider ownership vs. Total Dollar Value of insider peer average ownership(3) Peer Avg. includes: BHR, HT, APLE, CLDT, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: latest proxy, SNL (1) Includes direct interests and interests of related parties (2) Based on insider ownership 5 (3) Assumed stock price as of November 1, 2019

Portfolio

High Quality


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


La Concha
Key West, FL


Le Pavillon
New Orleans, LA


One Ocean
Jacksonville, FL


CHAMBERS MINNEAPOLIS
MARIN
Le Meridien Minneapolis
Minneapolis, MN


W Minneapolis
Minneapolis, MN


The Silversmith
Chicago, IL


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Renaissance Nashville
Nashville, TN


Hyatt Savannah
Savannah, GA

6

Portfolio Overview Key Metrics 118 25,044 30 $128 $6.1B HOTELS (1) HOTEL ROOMS (1) STATES (1) R e v P A R (1) GROSS ASSETS (1) Portfolio by Hotel EBITDA(1) IHG INTERSTATE 2% HYATT LUXURY <1% 5% UPPER HYATT 3% MIDSCALE 4% SELECT-SERVICE 2% 28% INDEPENDENT HILTON 6% INDEPENDENT 7% 6% PROPERTY SERVICE CHAIN HOTEL BRAND MANAGER TYPE SCALE 31% 27% MARRIOTT UPSCALE 32% 56% 58% 72% 60% HILTON MARRIOTT REMINGTON FULL-SERVICE UPPER UPSCALE (1) Pro forma TTM as of September 30, 2019 excludes WorldQuest 7

3% Geographically Diverse SMALL METRO Portfolio Location RESORT 7% <1% (1)(2) Portfolio by Hotel EBITDA AIRPORT INTERSTATE 16% LOCATION TYPE 35% 39% URBAN SUBURBAN OTHER 10% TOP 50 Top 10 Markets 2019 Q3 TTM % of Total 17% Washington, D.C. $48,041 10.1% San Francisco/Oakland, CA $41,057 8.6% New York/New Jersey $38,523 8.1% Los Angeles, CA $33,000 6.9% Nashville, TN $29,502 6.2% Atlanta, GA $27,425 5.8% MSA’s Boston, MA $26,576 5.6% Dallas Fort-Worth, TX $25,927 5.5% Austin, TX $13,324 2.8% Jacksonville, FL $10,948 2.3% TOP 25 Other Areas $180,574 38.0% 73% Total $474,896 100% (1) TTM as of September 30, 2019, excludes WorldQuest (2) In thousands 8

Portfolio Benefits Comparative Segments Select-Service: Full-Service: Average Price per Room: Select-Service vs Full-Service 28% of TTM EBITDA 72% of TTM EBITDA $400,000 $350,000 • Operational efficiency • More revenue generators $300,000 • Less CapEx per key • More variable costs to control $250,000 • High operating margins • Attractive RevPAR/yield balance $200,000 • Higher initial yield • Asset repositioning $150,000 • Value consistency $100,000 • Asset appreciation ~ 2% 4% $50,000 ALL OTHER REVENUE 6% OTHER F&B BEVERAGE $- 5% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 OTHER 2000 DEPARTMENTS Full-Service Select-Service SELECT-SERVICE(1) FULL-SERVICE(1) Source: STR 19% FOOD 98% ROOM REVENUE 66% 9 (1) Typical estimated select-service and full-service hotel revenue ROOM REVENUE

Transaction Opportunity Strategic Rationale 16% $6.6B 51% FULL-SERVICE $21.3B Value-Add Opportunity (LUXURY) FULL-SERVICE (NON-LUXURY) ~41% Of total upper upscale rooms are franchised(2) DEAL FLOW(1) Attractive Yield ~6.5% - 8.5% Estimated upper upscale cap rates 33% $13.8B LIMITED-SERVICE (1) 2018 hotel transactions from Real Capital Analytics (2) Source: STR. Estimate based upon MAR, HLT, H, and IHG branded rooms 10

Enhanced Return Funding Program Maximize Value Structure • $50M ERFP commitment from Ashford Inc. • 2 year term • 10% of purchase price • Funding comes in form of purchased FF&E • Potential to upsize to $100M by mutual agreement Goals • Enhance overall shareholder returns • Apply towards $500M of new acquisitions • Target underwritten IRRs to exceed 20%(1) • Target reductions in required equity(2) • Provides AHT with bidding advantage Purchased $406M of assets benefiting from ERFP(3) (1) Assumes equity, property debt, corporate preferred and ERFP contribution at end of year 1 and other assumptions which may or may not materialize. No assurance can be made that targeted underwritten leveraged IRR will be met (2) Assuming 10% ERFP Commitment funded immediately at acquisition, which may not occur. ERFP for any particular acquisition may occur up to two years following the 11 date of acquisitions, if at all (3) $29.2 million of ERFP funded as of September 30, 2019

Acquisitions Using ERFP

"Making Good Deals Great"(1)

Hilton Alexandria Old Town



Acquisition Price	$111M
ERFP Commitment	$11.1M
Price Per Key(2)	$396k
TTM RevPAR(3)	$161
vs AHT RevPAR(5)	+$36
TTM NOI Cap Rate(1)	8.3%
Leveraged IRR(2)	29.5%

- **Attractive RevPAR/yield combination**
- **High margins**
- **Hilton Mgmt. – convertible to franchise**

La Posada de Santa Fe



Acquisition Price	$50M
ERFP Commitment	$5.0M
Price Per Key(2)	$287k
TTM RevPAR(3)	$155
vs AHT RevPAR(5)	+$30
FTM NOI Cap Rate(1)	7.3%
Leveraged IRR(2)	28.1%

- **Favorable RevPAR/yield combination**
- **Significant operational synergies**
- **Only Marriott full-service product**

Embassy Suites Manhattan



Acquisition Price	$195M
ERFP Commitment	$19.5M
Price Per Key(2)	$566k
T3 RevPAR(4)	$254
vs AHT RevPAR(5)	+$129
Stabilized NOI Cap Rate(1)(6)	8.0%
Leveraged IRR(2)	23.0%

- **Excellent Midtown Manhattan location**
- **Recently opened; no material near term CapEx**
- **Only Embassy Suites in Manhattan**

Hilton Santa Cruz Scotts Valley



Acquisition Price	$50M
ERFP Commitment	$5.0M
Price Per Key(2)	$253k
TTM RevPAR(3)	$149
vs AHT RevPAR(5)	+$24
FTM NOI Cap Rate(1)	8.5%
Leveraged IRR(2)	23.5%

- **Supply constrained market**
- **Operational upside**
- **Leisure driven resort market**

(1) No assurance can be made that any company transaction or investment in the company will be profitable or achieve the desired returns
(2) Underwritten leverage neutral IRR, assumes various levels of property level debt and/or corporate preferred, estimated cash flow and terminal value over a 5 year holding period, closing costs, and ERFP funding at the end of year 1 - all of which may vary in amount or timing resulting in possibly better or worse returns. For purposes of calculating per key value, ERFP funding is assumed to have occurred at acquisition
(3) As of May 30 2018; August 30, 2018; June 30, 2018 from left to right
(4) T3 RevPAR as of December 31, 2018
(5) From Comparable Portfolio RevPAR (i.e. $125 as of December 31, 2018)
(6) Projected stabilization in Yr. 3

12

Capital Recycling Disciplined Asset Rotation Assets Sold Since 2016 Assets Bought Since 2016 Sales Proceeds: $438.4M Acquisitions: $406.0M Lower RevPAR: $83 TTM RevPAR(1) Higher RevPAR: $178 TTM RevPAR(3) Cap Rate: 6.6%(2) Cap Rate: 7.9%(4) 15 Select-Service 4 Full-Service 4 Full-Service • Low RevPAR • Higher RevPAR • High CapEx • Lower CapEx • Low yields • Higher yields • Weak markets • Stronger markets (1) At time of sale (2) Based on expected CapEx to be invested by buyers (3) As of June 30, 2019 13 (4) Cap rate assumes ERFP funding and includes trailing 12 months, and stabilized cap rates at the time of acquisition

Portfolio Performance EBITDA Growth Outperformed Our Peers Nearly 5 Out of the Last 6 Years Cumulative Outperformance: 350bps(1) Year Peers AHT 4.3%(1) YTD 2019(2) 1.3% 1.6% AHT CAGR 2018 1.6% -2.6% 2017 -0.4% 1.0% 3.9%(1) 2016 3.2% 4.5% Peers CAGR 2015 6.2% 9.0% 2014 11.6% 13.3% (1) Assumes 2019 YTD results finalize as YE results (2) YTD through June 2019 14 Peer group: CHSP, DRH, INN, RLJ, SHO, HST, and HT

Asset Enhancements Asset Management Initiatives Hotel CapEx Invested $250,000 $221,960 17.0% $225,000 15.4% $204,040 $207,325 15.1% 15.0% $200,000 14.5% $175,159 13.7% $175,000 13.1% 13.0% $150,000 $120,105 $121,746 $125,000 10.2% 11.0% 10.6% $96,285 Thousands $100,000 9.0% $75,000 Peer 3-Yr Average(1) $50,000 7.0% $25,000 $- 5.0% 2013 2014 2015 2016 2017 2018 2019 Q3 YTD Capex As % of Revenue Capital Expenditures(2) Value Enhancing Initiatives • ~75% of portfolio • Ancillary income • Room additions • ~ $1.0 billion in CapEx • Cost controls • Affiliate businesses • Rebranding • Price/repositioning mix (1) Peer average includes: SHO, DRH, PEB, BHR, HT, INN, CLDT, RLJ, XHR, HST, PK, and APLE 15 (2) Number of hotels as reported under renovation each quarter since 2014

Competitive Advantages Affiliate Companies & Corporate Structure AFFILIATE COMPANIES RESULTS To drive performance, guest satisfaction, and revenue Operational Improvements Mobile interface for guest check-in and room access Data insight & guest satisfaction Audiovisual services for banquets, meetings, and events Higher group spend & guest satisfaction Hypoallergenic room accommodations Higher ADR Debt placement services Competitively priced debt capital Project management services Exceptional implementation of CapEx plans Hotel management services Maximize hotel operating performance • Fee structure to incentivize performance CORPORATE STRUCTURE • Mutual benefits (ERFP) • Complementary businesses 16

La Posada de Santa Fe Case Study – Acquisition STRATEGY IMPLEMENTED • Eliminated unnecessary positions, saving ~$350K annually • Created a new strategy for Group pricing • Removed OTA promotions that were not producing a ROI 7.6% (1) 5.5%(1) Occupancy ADR (1) (1) 13.5% 32.9% RevPAR EBITDA Estimated Asset Value Added: $ 1 1 . 6 M(1)(2) o r 2 3 . 1 % since Acquisition (1) TTM July 2018 vs. TTM July 2019 17 (2) Assumed 7.5% cap rate

Renaissance Nashville Case Study – Long Term Growth Renovation $29 $200 EBITDA $24 $180 RevPAR RevPAR $160 $19 Acquisition Millions $140 $14 $120 $9 $100 2010 2011(1) 2012 2013 2014 2015 2016 2017 2018 TTM(2) 2019 +207.4%(3) +97.9%(3) EBITDA Growth RevPAR Growth STRATEGY IMPLEMENTED • Eliminated low-rated market segments as demand grew • Comprehensive meeting space renovation • Extensive public space renovation with reconceptualized restaurant and new 24-hour market • Ranked Top-10 Meeting Hotel 2019 in the United States by Cvent (1) Acquired hotel March 2011 (2) TTM July 2019 184 (3) Growth since YE 2010

Ritz-Carlton Atlanta Case Study – Renovation Renovation $200 $14.0 EBITDA $190 $12.0 $180 $170 $10.0 RevPAR $160 RevPAR $8.0 $150 Millions Acquisition $6.0 $140 $130 $4.0 $120 $2.0 $110 2010 2011(1) 2012 2013 2014 2015 2016 2017 2018 TTM (2) 2019 $17.0M +539.7% +75.5% Guestroom Renovation EBITDA Growth(3) RevPAR Growth(3) STRATEGY IMPLEMENTED • Focus on upselling suites and Ritz-Carlton Club rooms • Guest satisfaction up 7.5% YTD compared to last year • Targeted luxury consortia, gaining ~$300k YTD in revenue(4) (1) Acquired hotel March 2011 (2) TTM July 2019 (3) Growth since YE 2010 19 (4) YTD July 2019

La Concha – Autograph Rebrand

Opportunity – Rebranding

Strategic Rebrand from Crowne Plaza to Autograph

Incremental CapEx: $7.8M

Unleveraged IRR: 19.1%(1)

Incremental Value Added: $16.4M or 15.4%(1)

MARKET

- Marriott has interest to increase brand presence, resulting in contribution of key money
- Opportunity to improve demand and RevPAR
- Strengthens positon in high RevPAR market with high barriers to entry

Marriott in Top-25 Markets: 37%(2)

Marriott in Key West: 21%(2)

(1) Assumed 6.0% cap rate
(2) Upper Upscale and Luxury chain scales by room count. Source: STR



20

Disciplined Capital Management Track Record COMMON SHARE BUYBACKS • Lodging cycles require capital markets expertise • Analyze correlations and research alternatives • Capitalize on advantageous pricing situations 73.6M ~50% Track record of enhancing shareholder returns(1) • SHARES SHARES OUTSTANDING $1,400 Financial Crisis $1,200 PREFERRED EQUITY ACTIVITY $200 $1,000 2016 2017 9.0% 7.4% 8.5% 7.5% $800 $400 OLD  NEW OLD  NEW COUPON COUPON COUPON COUPON Millions $600 $18 $400 $116 $218 $574 $73 $200 $65 $305 $10 $11 $76 $112 $52 $275 $218 $230 $170 $45 $17 $147 $112 $16 $68 $97 $81 $72 $90 $89 $0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions 21 (1) Past results may not be indicative of future performance

Potential Capital Access Opportunity for Growth Investor Rationale • Institutional • Private Equity • Access lower cost alternative capital • Family Office Incentive Fees • Maintain transaction pipeline 5%-20% (GP) 80%-95% (LP) Benefits • Promoted structure • Diversification Joint Venture • Accretive growth • Asset • ROFOs • Portfolio • Exit strategy optionality • Fund 22

Leverage Similar Leverage Since IPO • Leverage may enhance returns • Non-recourse debt limits risk(1) • Floating-rate may hedge cash flow • Refinance frequently to capitalize on pricing & proceeds Net Debt(2) to Adj. EBITDA 14.0x 12.5x 12.0x 11.2x 10.6x 10.7x 10.5x 10.0x 8.7x 9.0x 8.9x 9.1x Average = 9.0x 7.9x 7.5x 7.6x 7.9x 8.0x 8.0x 7.3x 7.1x 6.0x 4.0x 2.0x 0.0x 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 TTM (1) Debt is non-recourse to company other than certain standard carve outs. Debt is recourse to each specific hotel or group of hotel properties (2) Net Debt defined as Gross Debt minus Cash and Cash equivalents 23

Recent Refinancings Value Enhancement Strategic Rationale • Proactively taking advantage of 73% $3.4B capital markets Refinanced 86 out of our 118 Refinanced 82% of our • Refinanced assets at lower spreads hotels in the past 2 years debt in the past 2 years • Pushed out maturities • Increased flexibility 5.0 years Current weighted average maturity 24

Debt Maturity Schedule (1) Well- Laddered • Predominantly floating rate Only 14% of debt maturing • Attractive maturity schedule through 2023 • All non-recourse to the company(2) $4,000 $3,500 $3,000 $2,500 $2,000 $3,328.5 Millions $1,500 $1,000 $500 $223.0 $98.5 $219.5 $0 $92.5 $113.1 $52.3 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate 5.3% 91.2% 5.0 Total Portfolio Weighed Average Rate Floating rate debt Weighted Average Maturity (1) As of September 30, 2019. Assumes extension options are exercised. Certain loans may require the company to partially pay down loan balances in order to exercise extensions 25 (2) Debt is non-recourse to company other than certain standard carve outs.

Cash Target S t r a t e g i c Financial Crisis Current Cycle Flexibility to execute opportunistic Bought back ~50% of outstanding common shares growth and maintain hedge against an for ~$240M economic downturn Financial Crisis Current Cycle $1,400 80% 75% 70% $1,200 60% Cap Market Equity Cash/Avg. $1,000 47% 50% 44% $800 42% 40% 40% $600 Millions 28% 30% 28% 28% 24% 24% 23% 22% $400 20% 10% $200 9% 9% 10% $0 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 Avg Cash Avg Equity Market Cap Cash / Equity Market Cap(1) (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 Source: Bloomberg 26

Net Working Capital Valuation Disconnect Net Working Capital (1)(2) Cash & Cash Equivalents $256.1 $2.79 100% Restricted Cash 148.6 Investment in Securities 14.4 NWC Per Share(1)(2)(3)(4) NWC to Market Cap(1)(3)(5) Accounts Receivable, net 53.8 Prepaid Expenses 29.8 Due from Third Party Hotel Managers 19.1 Market Value of Ashford, Inc. Investment(2) 14.5 Total Current Assets $536.4 Accounts Payable, net & Accrued Expenses $166.0 Dividends Payable 20.6 8.6% 21% Due to affiliates, net 3.9 Total Current Liabilities $190.6 Dividend Yield(6) AFFO Payout Ratio(1)(7) Net Working Capital $345.8 (1) As of September 30, 2019, in millions except per share data (2) Subsequent to September 30, 2019 Ashford Inc. purchased 393,077 shares for $30 per share. The remaining 205,086 shares of Ashford Inc. common stock were distributed on a pro-rata basis to AHT shareholders and unitholders on November 5, 2019 (3) Includes Investment in Ashford Inc. at market value as of September 30, 2019 (4) Net Working Capital divided by common shares and units outstanding (5) Net Working Capital divided by the Equity Market Capitalization as of November 1, 2019 (6) As of November 1, 2019 (7) Most recent annualized dividend per share divided by TTM AFFO per share 27

Ashford Hospitality Trust Reasons to Own Diversified Portfolio Offers Leveraged Returns with Value Appreciation Opportunity & Stability Downside Protection(1) • Select and Full-Service Hotels • Enhances Returns to Equity • Broad Market Exposure • Non-recourse to the company • Recent Renovations Position for Growth • Primarily Floating Rate Affiliates & Alignment Value Opportunity Drive Performance • Maximize Value • High % Net Working Capital to Market Cap • Think and Act Like Owners • Trading Disparity Compared to Peers (1) No financing strategy can completely limit downside risk 28

APPENDIX

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA (In thousands) 2019 2019 2019 2018 September 30, 2019 3rd Quarter 2nd Quarter 1st Quarter 4th Quarter TTM Net income (loss) $ 42,625 $ 63,002 $ 38,235 $ 10,820 $ 154,682 Non-property adjustments (2,274) 6,205 (268) 20,730 24,393 Interest income (103) (76) (76) (90) (345) Interest expense 5,004 5,165 4,423 2,355 16,947 Amortization of loan costs 447 440 424 210 1,521 Depreciation and amortization 67,681 67,303 66,987 65,737 267,708 Income tax expense (benefit) 44 63 43 109 259 Non-hotel EBITDA ownership expense 2,372 3,225 2,141 2,678 10,416 Hotel EBITDA including amounts attributable to noncontrolling interest 115,796 145,327 111,909 102,549 475,581 Non-comparable adjustments (615) (1,631) (1,552) 3,113 (685) Comparable hotel EBITDA $ 115,181 $ 143,696 $ 110,357 $ 105,662 $ 474,896